UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 28, 2021

Edoc Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39689	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7612 Main Street Fishers

Suite 200

Victor, NY 14564

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (585) 678-1198

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Ordinary Shares, $.0001 par value per share	ADOC	The Nasdaq Stock Market LLC

Rights, exchangeable into one-tenth of one Class A Ordinary Share	ADOCR	The Nasdaq Stock Market LLC

Warrants, each exercisable for one-half of one Class A Ordinary Share, each whole Warrant exercisable for $11.50 per share	ADOCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 28, 2021, EDOC Acquisition Corp. (the “Company”) announced that it has filed its Annual Report on Form 10-K for the period ended December 31, 2020 (the “Form 10-K”) and its Quarterly Report on Form 10-Q for the period ended March 31, 2021 (the “Form 10-Q”) with the Securities and Exchange Commission (“SEC”), and has regained compliance with Nasdaq Listing Rule 5250(c)(1).

On April 16, 2021 the Company had received a notice (“Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) stating that the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) because the Company failed to timely file its Form 10-K for the reasons described below. However, since the May 25, 2021 filings of the Form 10-K and Form 10-Q, the Company has received notice from Nasdaq that it has regained compliance with the Nasdaq Listing Rule 5250(c)(1), and Nasdaq considers the matter closed.

As previously disclosed in the Current Report on Form 8-K filed on April 15, 2021 and the Form 12b-25 filed on May 18, 2021 by the Company, on April 12, 2021, the staff (the “Staff”) of the Division of Corporation Finance of the SEC issued a statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (the “Staff Statement”). The Staff Statement, among other things, highlighted the potential accounting implications of certain terms that are common in warrants issued in connection with the initial public offerings of special purpose acquisition companies such as the Company. As a result of the Staff Statement, the Company required additional time to evaluate its financial statements for the period ended December 31, 2020 and the quarter ended March 31, 2021.

On May 28, 2021, the Company issued a press release announcing the developments discussed herein. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Title
99.1	Press Release, dated May 28, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDOC Acquisition Corp.

	By:	/s/ Kevin Chen
		Name:	Kevin Chen
		Title:	Chief Executive Officer

Dated: May 28, 2021